UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): July 3, 2023

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The information appearing below under Item 4.02 regarding our previously reported fiscal periods ended September 30, 2022, December 31, 2022, and March 31, 2023, as well as the information with respect to our fiscal quarter ended June 30, 2023 under the headings “Potential Further Solar Goodwill Impairment” and “Controls and Procedures,” are incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) In connection with the preparation of our second quarter 2023 condensed consolidated financial statements, we identified errors in the non-cash goodwill impairment losses associated with our Solar reporting unit and related tax impacts recognized during the third quarter of 2022 and the first quarter of 2023 as a result of the Company not applying the simultaneous equation method prescribed by Accounting Standards Update 2017-04, Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). The simultaneous equation method is not universally applicable. It only applies when a reporting unit has tax deductible goodwill. When a reporting unit contains tax deductible goodwill, a goodwill impairment results in an increase in the related deferred tax asset (or reduction in deferred tax liability), which in turn, results in greater goodwill impairment. The simultaneous equation solves for the amount of goodwill impairment and related deferred taxes that yield a carrying amount of the reporting unit equal to its fair value at the point of impairment.
As a result, goodwill impairment loss was understated, income tax expense was overstated/income tax benefit was understated, and net income was overstated/net loss was understated in the Company’s statements of operations for the relevant periods, which had a corresponding impact on the related balance sheet items.
There was no impact to the Company’s cash flows from operating activities as these adjustments are non-cash, and there was no impact to the Company’s segment profit measure as these adjustments are excluded from the calculation of this measure. Details regarding the non-GAAP impact are described in Item 7.01 below.
On July 3, 2023, management, together with the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), concluded that due to the matter discussed above and elsewhere in this Current Report on Form 8-K, the following previously issued consolidated financial statements and other information of ADT Inc. (“ADT”) should no longer be relied upon:
•the condensed consolidated financial statements as of and for the three and nine months ended September 30, 2022, included in our Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2022;
•the consolidated financial statements as of and for the year ended December 31, 2022, included in our Annual Report on Form 10-K filed with the SEC on February 28, 2023;
•the condensed consolidated financial statements as of and for the three months ended March 31, 2023, included in our Quarterly Report on Form 10-Q filed with the SEC on May 2, 2023; and
•the information discussed herein that is contained in any previously issued or filed press releases, earnings releases, presentations, or other such documents including those posted on the Company’s website.
The Audit Committee, along with management, discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02(a).

We plan to file, as soon as practicable, amendments to the previously issued consolidated financial statements listed above on Forms 10-Q/A and 10-K/A, respectively (the “Restated Filings”), with the SEC. We intend to update at least the following sections within the respective reports:
•Quarterly Reports on Form 10-Q: Part I, Item 1, Financial Statements; Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part I, Item 4, Controls and Procedures; Part II, Item 1A, Risk Factors; Part II, Item 6, Exhibits
•Annual Report on Form 10-K: Cautionary Statements Regarding Forward-Looking Statements; Part I, Item 1A, Risk Factors; Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8, Financial Statements and Supplementary Data; Part II, Item 9A, Controls and Procedures; Part IV, Item 15, Exhibit and Financial Statement Schedules
Summary of Impacts
The following summarizes certain estimated impacts of the restatement:
•During the three and nine months ended September 30, 2022, goodwill impairment loss was understated by $52 million.
•During the three months ended September 30, 2022, net loss and basic and diluted net loss per share were understated by $39 million and $0.05, respectively.
•During the nine months ended September 30, 2022, net income and basic and diluted net income per share were overstated by $39 million and $0.04, respectively.
•During the year ended December 31, 2022, goodwill impairment loss was understated by $52 million, net income was overstated by $40 million, and basic and diluted net income per share were overstated by $0.04.
•During the three months ended March 31, 2023, goodwill impairment loss was understated by $49 million, net loss was understated by $29 million, and basic and diluted net loss per share were understated by $0.03.
Refer to the section titled “—Supplemental Schedules” herein for a full summary of the restatement’s estimated impact on the Company’s consolidated financial statements for each of the periods.
Controls and Procedures
As a result of the errors described above and the related restatement, we have identified a material weakness in our internal control over financial reporting. As a result, management concluded that our internal control over financial reporting was not effective as of December 31, 2022, and our disclosure controls and procedures were not effective at the reasonable assurance level as of September 30, 2022, December 31, 2022, and March 31, 2023.
In addition, given that the conclusion to restate occurred subsequent to June 30, 2023, and related remediation actions were not implemented as of June 30, 2023, we will report in our Quarterly Report on Form 10-Q for the second quarter of 2023 that our disclosure controls and procedures were not effective at the reasonable assurance level as of June 30, 2023.
Other Information
The Company’s compliance with its debt covenants was not impacted by these adjustments. In addition, performance metrics used in the calculation of executive compensation were not impacted by these adjustments.

Potential Further Solar Goodwill Impairment
As previously disclosed in our prior filings, the carrying value of the Solar reporting unit approximates its fair value following recent impairment charges and is considered at risk of future impairment. As part of the preparation of our second quarter condensed consolidated financial statements, we identified a triggering event as of June 30, 2023 related to our Solar reporting unit as a result of current macroeconomic conditions, including the impact of rising interest rates, as well as operating results for the reporting unit that, based on preliminary information, were below management expectations.
We are in the process of performing an interim quantitative goodwill impairment assessment on the Solar reporting unit as of June 30, 2023. Currently, we expect to incur additional impairment charges of approximately $145 million to $185 million, including the impacts from the simultaneous equation, during the three months ended June 30, 2023. As of the date of this Current Report on Form 8-K, the Company has not identified any triggering events associated with its other reporting units.
Supplemental Schedules
The following tables summarize the previously reported amounts impacted by the errors described herein, as well as the preliminary adjustments and the estimated restated amounts. Deferred tax liabilities are presented net of deferred tax assets on the Company’s balance sheets.
The restated amounts shown herein are preliminary and unaudited and may be subject to change as we complete our procedures and prepare the Restated Filings.

As of and for the three and nine months ended September 30, 2022

Condensed Consolidated Balance Sheet:
	As of September 30, 2022
(in thousands)	As Reported	Adjustments	As Restated
Goodwill	$5,822,076	$(51,589)	$5,770,487
Total assets	$17,567,895	$(51,589)	$17,516,306
Deferred tax liabilities	$927,606	$(12,327)	$915,279
Total liabilities	$14,361,041	$(12,327)	$14,348,714
Accumulated deficit	$(4,028,519)	$(39,262)	$(4,067,781)
Total stockholders' equity	$3,206,854	$(39,262)	$3,167,592
Total liabilities and stockholders' equity	$17,567,895	$(51,589)	$17,516,306

Condensed Consolidated Statements of Operations:

(in thousands, except per share amounts)	For the three months ended September 30, 2022			For the nine months ended September 30, 2022
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Goodwill impairment	$149,385	$51,589	$200,974	$149,385	$51,589	$200,974
Operating income (loss)	$67,341	$(51,589)	$15,752	$353,898	$(51,589)	$302,309
Income (loss) before income taxes and equity in net earnings (losses) of equity method investee	$(118,859)	$(51,589)	$(170,448)	$82,699	$(51,589)	$31,110
Income tax benefit (expense)	$(1,534)	$12,327	$10,793	$(58,982)	$12,327	$(46,655)
Income (loss) before equity in net earnings (losses) of equity method investee	$(120,393)	$(39,262)	$(159,655)	$23,717	$(39,262)	$(15,545)
Net income (loss)	$(121,987)	$(39,262)	$(161,249)	$21,175	$(39,262)	$(18,087)

Net income (loss) per share - basic:
Common Stock	$(0.13)	$(0.05)	$(0.18)	$0.02	$(0.04)	$(0.02)
Class B Common Stock	$(0.13)	$(0.05)	$(0.18)	$0.02	$(0.04)	$(0.02)

Weighted-average shares outstanding - basic:
Common Stock	850,230	—	850,230	847,456	—	847,456
Class B Common Stock	54,745	—	54,745	54,745	—	54,745

Net income (loss) per share - diluted:
Common Stock	$(0.13)	$(0.05)	$(0.18)	$0.02	$(0.04)	$(0.02)
Class B Common Stock	$(0.13)	$(0.05)	$(0.18)	$0.02	$(0.04)	$(0.02)

Weighted-average shares outstanding - diluted:
Common Stock	850,230	—	850,230	857,696	(10,240)	847,456
Class B Common Stock	54,745	—	54,745	54,745	—	54,745

Condensed Consolidated Statements of Comprehensive Income (Loss):

	For the three months ended September 30, 2022			For the nine months ended September 30, 2022
(in thousands)	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Net income (loss)	$(121,987)	$(39,262)	$(161,249)	$21,175	$(39,262)	$(18,087)
Comprehensive income (loss)	$(117,914)	$(39,262)	$(157,176)	$42,887	$(39,262)	$3,625

Condensed Consolidated Statements of Stockholders’ Equity:

	For the three months ended September 30, 2022			For the nine months ended September 30, 2022
(in thousands)	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Net income (loss)	$(121,987)	$(39,262)	$(161,249)	$21,175	$(39,262)	$(18,087)
Accumulated deficit	$(4,028,519)	$(39,262)	$(4,067,781)	$(4,028,519)	$(39,262)	$(4,067,781)
Total Stockholders’ Equity	$3,206,854	$(39,262)	$3,167,592	$3,206,854	$(39,262)	$3,167,592

Condensed Consolidated Statement of Cash Flows:
	For the nine months ended September 30, 2022
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$21,175	$(39,262)	$(18,087)
Deferred income taxes	$48,138	$(12,327)	$35,811
Goodwill, intangible, and other asset impairments	$149,385	$51,589	$200,974
Net cash provided by (used in) operating activities	$1,321,069	$—	$1,321,069

As of and for the year ended December 31, 2022

Consolidated Balance Sheet:
	As of December 31, 2022
(in thousands)	As Reported	Adjustments	As Restated
Goodwill	$5,818,605	$(51,589)	$5,767,016
Total assets	$17,872,825	$(51,589)	$17,821,236
Deferred tax liabilities	$904,628	$(11,634)	$892,994
Total liabilities	$14,439,722	$(11,634)	$14,428,088
Accumulated deficit	$(3,909,624)	$(39,955)	$(3,949,579)
Total stockholders' equity	$3,433,103	$(39,955)	$3,393,148
Total liabilities and stockholders' equity	$17,872,825	$(51,589)	$17,821,236

Consolidated Statement of Operations:
	For the year ended December 31, 2022
(in thousands, except per share amounts)	As Reported	Adjustments	As Restated
Goodwill impairment	$149,385	$51,589	$200,974
Operating income (loss)	$560,249	$(51,589)	$508,660
Income (loss) before income taxes and equity in net earnings (losses) of equity method investee	$237,403	$(51,589)	$185,814
Income tax benefit (expense)	$(60,184)	$11,634	$(48,550)
Income (loss) before equity in net earnings (losses) of equity method investee	$177,219	$(39,955)	$137,264
Net income (loss)	$172,618	$(39,955)	$132,663

Net income (loss) per share - basic:
Common Stock	$0.19	$(0.04)	$0.15
Class B Common Stock	$0.19	$(0.04)	$0.15

Weighted-average shares outstanding - basic:
Common Stock	848,465	—	848,465
Class B Common Stock	54,745	—	54,745

Net income (loss) per share - diluted:
Common Stock	$0.19	$(0.04)	$0.15
Class B Common Stock	$0.19	$(0.04)	$0.15

Weighted-average shares outstanding - diluted:
Common Stock	915,068	—	915,068
Class B Common Stock	54,745	—	54,745

Consolidated Statement of Comprehensive Income (Loss):

	For the year ended December 31, 2022
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$172,618	$(39,955)	$132,663
Comprehensive income (loss)	$194,391	$(39,955)	$154,436

Consolidated Statement of Stockholders’ Equity:

	For the year ended December 31, 2022
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$172,618	$(39,955)	$132,663
Accumulated deficit	$(3,909,624)	$(39,955)	$(3,949,579)
Total Stockholders’ Equity	$3,433,103	$(39,955)	$3,393,148

Consolidated Statement of Cash Flows:
	For the year ended December 31, 2022
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$172,618	$(39,955)	$132,663
Deferred income taxes	$31,209	$(11,634)	$19,575
Goodwill, intangible, and other asset impairments	$154,543	$51,589	$206,132
Net cash provided by (used in) operating activities	$1,887,920	$—	$1,887,920

As of and for the three months ended March 31, 2023

Condensed Consolidated Balance Sheet:
	As of March 31, 2023
(in thousands)	As Reported	Adjustments	As Restated
Goodwill	$5,626,514	$(100,519)	$5,525,995
Total assets	$17,545,697	$(100,519)	$17,445,178
Deferred tax liabilities	$855,803	$(31,425)	$824,378
Total liabilities	$14,231,171	$(31,425)	$14,199,746
Accumulated deficit	$(4,032,463)	$(69,094)	$(4,101,557)
Total stockholders' equity	$3,314,526	$(69,094)	$3,245,432
Total liabilities and stockholders' equity	$17,545,697	$(100,519)	$17,445,178

Condensed Consolidated Statement of Operations:
	For the three months ended March 31, 2023
(in thousands, except per share amounts)	As Reported	Adjustments	As Restated
Goodwill impairment	$192,700	$48,930	$241,630
Operating income (loss)	$42,722	$(48,930)	$(6,208)
Income (loss) before income taxes and equity in net earnings (losses) of equity method investee	$(130,094)	$(48,930)	$(179,024)
Income tax benefit (expense)	$43,073	$19,791	$62,864
Income (loss) before equity in net earnings (losses) of equity method investee	$(87,021)	$(29,139)	$(116,160)
Net income (loss)	$(89,698)	$(29,139)	$(118,837)

Net income (loss) per share - basic:
Common Stock	$(0.10)	$(0.03)	$(0.13)
Class B Common Stock	$(0.10)	$(0.03)	$(0.13)

Weighted-average shares outstanding - basic:
Common Stock	854,299	—	854,299
Class B Common Stock	54,745	—	54,745

Net income (loss) per share - diluted:
Common Stock	$(0.10)	$(0.03)	$(0.13)
Class B Common Stock	$(0.10)	$(0.03)	$(0.13)

Weighted-average shares outstanding - diluted:
Common Stock	854,299	—	854,299
Class B Common Stock	54,745	—	54,745

Condensed Consolidated Statement of Comprehensive Income (Loss):
	For the three months ended March 31, 2023
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$(89,698)	$(29,139)	$(118,837)
Comprehensive income (loss)	$(85,591)	$(29,139)	$(114,730)

Condensed Consolidated Statement of Stockholders’ Equity:
	For the three months ended March 31, 2023
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$(89,698)	$(29,139)	$(118,837)
Accumulated deficit	$(4,032,463)	$(69,094)	$(4,101,557)
Total Stockholders’ Equity	$3,314,526	$(69,094)	$3,245,432

Condensed Consolidated Statement of Cash Flows:
	For the three months ended March 31, 2023
(in thousands)	As Reported	Adjustments	As Restated
Net income (loss)	$(89,698)	$(29,139)	$(118,837)
Deferred income taxes	$(49,949)	$(19,791)	$(69,740)
Goodwill, intangible, and other asset impairments	$193,700	$48,930	$242,630
Net cash provided by (used in) operating activities	$306,640	$—	$306,640

Forward-Looking Statements
ADT has made statements in this Current Report on Form 8-K and in other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to the strategic investment by and long term partnership with State Farm; anticipated financial performance, including the Company’s ability to achieve its stated guidance metrics and its progress toward its 2025 goals; management’s plans and objectives for future operations; the successful development, commercialization, and timing of new or joint products; the expected timing of product commercialization with State Farm or any changes thereto; the Company’s acquisition of ADT Solar and its anticipated impact on the Company’s business and financial condition, including potential future impairments of the ADT Solar business; business prospects; outcomes of regulatory proceedings; market conditions; the Company’s ability to successfully respond to the challenges posed by the COVID-19 Pandemic; the Company’s strategic partnership and ongoing relationship with Google; the expected timing of product commercialization with Google or any changes thereto; the successful internal development, commercialization, and timing of the Company’s next generation platform and innovative offerings; the successful commercialization of the Company’s joint venture with Ford; the successful conversion of customers who continue to utilize outdated technology; the current and future market size for existing, new, or joint products; any stated or implied outcomes with regards to the foregoing; and other matters. Without limiting the generality of the preceding sentences, any time the Company uses the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, the Company intends to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, factors relating to the achievement of potential benefits of the equity investment by and long-term partnership with State Farm, including as a result of restrictions on, or required prior regulatory approval of, various actions by regulated insurers; risks and uncertainties related to ADT's ability to successfully generate profitable revenue from new and existing partnerships; ADT's ability to successfully commercialize any joint products with State Farm or with Google; the Company's ability to successfully utilize the incremental funding committed by State Farm or Google; risks and uncertainties related to the Company’s ability to successfully integrate and operate the ADT Solar business; the Company’s ability to commercialize its joint venture with Ford; the Company’s ability to continuously and successfully commercialize innovative offerings; the Company’s ability to successfully implement an Environmental, Social, and Governance program across the Company; risks related to the restatement of our consolidated financial statements and the impact of such restatement on our future financial statements; any litigation or investigation related to the restatement; the Company’s ability to maintain effective internal control over financial reporting, including its ability to remediate any existing material weakness in its internal control over financial reporting and the timing of any such remediation; and risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 7.01 Regulation FD Disclosure.
Non-GAAP Measures
The Company regularly presents non-GAAP financial measures. Non-GAAP financial measures are derived from the financial statements but are not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). There are material limitations to using non-GAAP measures as they do not reflect certain significant items which directly affect the most comparable GAAP measure. Under SEC rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
There were no impacts to the non-GAAP measures Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Free Cash Flow including interest rate swaps, and Adjusted Diluted Net Income (Loss) per Share as a result of the adjustments discussed above, and any potential future goodwill impairment charge is not expected to impact these non-GAAP measures.
Adjusted EBITDA
We define Adjusted EBITDA as net income or loss adjusted for (i) interest; (ii) taxes; (iii) depreciation and amortization, including depreciation of subscriber system assets and other fixed assets and amortization of dealer and other intangible assets; (iv) amortization of deferred costs and deferred revenue associated with subscriber acquisitions; (v) share-based compensation expense; (vi) merger, restructuring, integration, and other; (vii) losses on extinguishment of debt; (viii) radio conversion costs net of any related incremental revenue earned; and (ix) other income/gain or expense/loss items such as changes in fair value of certain financial instruments, impairment charges, financing and consent fees, or acquisition-related adjustments.
Free Cash Flow, Adjusted Free Cash Flow, Adjusted Free Cash Flow including interest rate swaps
We define Free Cash Flow as cash flows from operating activities less cash outlays related to capital expenditures. We define capital expenditures to include accounts purchased through our network of authorized dealers or third parties outside of our authorized dealer network, subscriber system asset expenditures, and purchases of property and equipment. These items are subtracted from cash flows from operating activities because they represent long-term investments that are required for normal business activities.
We define Adjusted Free Cash Flow as Free Cash Flow adjusted for net cash flows related to (i) net proceeds from our consumer receivables facility; (ii) financing and consent fees; (iii) restructuring and integration; (iv) integration-related capital expenditures; (v) radio conversion costs net of any related incremental revenue collected; and (vi) other payments or receipts that may mask our operating results or business trends. Adjusted Free Cash Flow including interest rate swaps reflects Adjusted Free Cash Flow plus net cash settlements on interest rate swaps presented within net cash provided by (used in) financing activities.
Adjusted Net Income (Loss) and Adjusted Diluted Net Income (Loss) per Share
We define Adjusted Net Income (Loss) as net income (loss) adjusted for (i) merger, restructuring, integration, and other; (ii) losses on extinguishment of debt; (iii) radio conversion costs net of any related incremental revenue earned; (iv) share-based compensation expense; (v) unrealized gains and losses on interest rate swap contracts not designated as hedges; (vi) other income/gain or expense/loss items such as changes in fair value of certain financial instruments, impairment charges, financing and consent fees, or acquisition-related adjustments; and (vii) the impact these adjusted items have on taxes.
Adjusted Diluted Net Income (Loss) per share is Adjusted Net Income (Loss) divided by diluted weighted-average shares outstanding of common stock. In periods of GAAP net loss, diluted weighted-average shares outstanding of common stock does not include the assumed conversion of Class B Common Stock and other potential shares, such as share-based compensation awards, to shares of Common Stock as the results would be anti-dilutive.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 10, 2023	ADT Inc.

		By:	/s/ Kenneth J. Porpora
Kenneth J. Porpora
Executive Vice President and Chief Financial Officer